SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               MARCH 29, 1999
                              ----------------
                              (Date of Report)


                       VERSAILLES CAPITAL CORPORATION
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


             Colorado                   0-22865             84-1044910
   ----------------------------     ----------------    -------------------
   (State or Other Jurisdiction     (Commission File       (IRS Employer
          of Incorporation)              Number)        Identification No.)


          21550 OXNARD STREET, SUITE 830, WOODLAND HILLS, CA 91367
        ------------------------------------------------------------
        (Address of Principal Executive Offices, Including Zip Code)


                               (818) 676-0404
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                                    N/A
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




 Item 4.   Changes in Registrant's Certifying Accountant

      (a)  Previous Independent Auditors:

           (i) Schumacher & Associates, Inc. ("Schumacher") was dismissed from its position as the independent auditors for the Registrant on March 25, 1999.

           (ii) Schumacher's reports on the financial statements of the Registrant for the two fiscal years ended March 31, 1998 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. Such reports contained a qualification as to the Registrant's ability to continue as a going concern.

           (iii) The Registrant's Board of Directors approved the change in accountants.

           (iv) For the two most recent fiscal years ended March 31, 1998 and through March 31, 1997, there has been no disagreement between the Registrant and Schumacher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement would have caused them to make a reference to the subject matter of the disagreement in connection with their reports.

           (v) During the two most recent fiscal years ended March 31, 1998 and through March 31, 1997, the Registrant has not been advised of any matters described in Regulation S-K, Item 304(a) (1) (v).

           Schumacher has furnished a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements contained above. A copy of that letter, dated March 25, 1999, is filed as Exhibit 16 to this Form 8-K.

      (b)  New Independent Accountants:

      The Registrant engaged Ernst & Young LLP ("Ernst & Young"), 21800 Oxnard Street, Suite 500, Woodland Hills, California 91367 as its new independent accountants as of March 23, 1999. Prior to such date, the Registrant did not consult with Ernst & Young regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Ernst & Young, or (iii) any other matter described in Item 304
 (a) (1) (v) of Regulation S-K.

 Item 7.   Financial Statements and Exhibits

           Exhibit 16.    Letter from Schumacher to the Commission.



 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:  March 29, 1999


                                     VERSAILLES CAPITAL CORPORATION


                                     By:  /s/ Wellington A. Ewen
                                         ---------------------------
                                         Wellington A. Ewen
                                         Chief Financial Officer